                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  __________

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  March 22, 1999


                             Citrix Systems, Inc.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



           Delaware                  0-27084                    75-2275152
----------------------------     -------------                -----------------
(State or Other Jurisdiction     (Commission                 (IRS Employer
      of Incorporation)          File Number)                Identification No.)


       6400 N.W. 6th Way
       Fort Lauderdale, Florida                            33309
---------------------------------------------           ----------
  (Address of Principal Executive Offices)              (Zip Code)



       Registrant's telephone number, including area code: (954) 267-3000
                                                           --------------
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                                      -2-


Item 5. Other Events.


   On March 22, 1999, Citrix Systems, Inc. ("Citrix") consummated the private placement of $850 million aggregate principal amount at maturity (plus, at the option of the initial purchaser, up to an additional $280 million principal amount at maturity) of its Zero Coupon Convertible Subordinated Debentures Due 2019 (the "Debentures") pursuant to Section 4(2) of the Securities Act of 1933
           ----------
(the "Securities Act").

   The Debentures have not been registered under the Securities Act. Accordingly, the Debentures may not be offered or sold in the United States or to U.S. persons absent registration or an applicable exemption from registration under the Securities Act.

   Citrix's press releases issued in connection with the sale of the Debentures are filed as Exhibits 99.1, 99.2 and 99.3 to this Report and are incorporated herein by this reference.
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                                      -3-


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

   (a)  Financial Statements of Business Acquired -- Not Applicable.
        -----------------------------------------

   (b)  Pro Forma Financial Information -- Not Applicable.
        -------------------------------

   (c)  Exhibits.
        --------


Exhibit No.     Description
-----------     -----------
   99.1         Press release dated as of March 10, 1999.
   99.2         Press release dated as of March 17, 1999.
   99.2         Press release dated as of March 23, 1999.
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                                      -4-

                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                          CITRIX SYSTEMS, INC.



Dated:  March 24, 1999    By: /s/ James J. Felcyn, Jr.
                              ------------------------
                              James J. Felcyn, Jr.
                              Vice President - Finance and
                              Administration, Chief Financial Officer
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                                      -5-

                                 EXHIBIT INDEX



Exhibit No.               Description
-----------               -----------

   99.1                   Press release dated as of March 10, 1999.
   99.2                   Press release dated as of March 17, 1999.
   99.2                   Press release dated as of March 23, 1999.